                                                                     EXHIBIT 4.3
                                                                     -----------


                          FIRST AMENDMENT AND WAIVER


     FIRST AMENDMENT AND WAIVER, dated as of February 17, 1995 (this "Amendment"), to the Credit Agreement, dated as of January 27, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) Santa Fe Pacific Corporation, a Delaware corporation (the "Borrower"),
(ii) the several lenders from time to time parties thereto (the "Lenders"),
(iii) J.P. Morgan Securities Inc., as Arranger, (iv) Chase Securities, Inc., Chemical Securities Inc., Goldman, Sachs & Co. and Union Bank of Switzerland, as Co-Arrangers, (v) Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank (National Association), Chemical Bank, Pearl Street L.P. and Union Bank of Switzerland, as Arranging Agents, and (vi) Morgan Guaranty Trust Company of New York, as Documentation Agent and as Administrative Agent.


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendments to Credit Agreement. (a) The definition of "Reference Lenders" contained in subsection 1.1 of the Credit Agreement is hereby amended by deleting the name "National Westminster Bank USA" contained therein and substituting in lieu thereof the name "National Westminster Bank Plc".

     (b) The definition of "Specified Securities Issuance" contained in subsection 1.1 of the Credit Agreement is hereby amended by adding the phrase "(excluding issuance of shares of common stock of the Borrower pursuant to any employee or director stock option program, benefit plan or compensation program)" immediately after the phrase "any equity securities" contained therein.

     (c) Subsection 6.1(a) of the Credit Agreement is hereby amended by deleting the word "quarterly" contained therein.

     (d) Subsection 6.4(f) of the Credit Agreement is hereby amended by deleting the reference to "clause (b)" contained therein and substituting in lieu thereof a reference to "clause (a)(ii)".

     (e) Subsection 9.8 of the Credit Agreement is hereby amended by adding the phrase "or having long-term deposit ratings of at least A- from S&P or at least A3 from Moody's" immediately after the phrase "A3 from Moody's" contained therein.

     (f) Subsection 10.1(c) of the Credit Agreement is hereby amended by deleting the phrase ".25 or (x)" contained therein and substituting in lieu thereof the phrase ".25 or (y)".

     (g) Subsection 10.3(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu thereof the following:

               "(a) Liens created by the Stock Pledge Agreement and other Liens existing on the date hereof securing Debt outstanding on the date hereof; provided that (i) the Stock Pledge Agreement may be modified prior to April 21, 1995 to allow the Liens created thereunder to also secure the Notes described in clause (ii) of the definition of 'Existing Borrower Securities,' equally and ratably with the Obligations (as defined in the Stock Pledge Agreement), (ii) any such modification to the Stock Pledge Agreement shall be satisfactory in form and substance to the Administrative Agent, (iii) the Agents and the Lenders shall have received an opinion from counsel to the Borrower reasonably satisfactory to the Administrative Agent covering such matters incident to such modification as the Administrative Agent may reasonably require, and (iv) the Borrower shall have reduced the Tranche B Revolving Credit Commitment by an amount equal to $200,000,000 in accordance with subsection 6.3."

          (h) Subsection 11.1(g)(i) of the Credit Agreement is hereby amended by adding a ")" immediately following the last ")" contained therein.

          (i) Subsection 13.6(b) of the Credit Agreement is hereby amended by adding the phrase "or principal" immediately after the phrase "payment of interest" contained in the proviso contained therein.

          3. Waivers to Credit Agreement. (a) The Lenders hereby waive compliance by the Borrower with the requirement of subsection 8.2(f) of the Credit Agreement that the Borrower shall make an offer to purchase the Notes described in clause (ii) of the definition of "Existing Borrower Securities;" provided that such waiver is given subject to the condition that the Borrower shall not request Tranche B Revolving Credit Loans in excess of $110,000,000 in the aggregate without concurrently paying in full or defeasing such Notes (including payment thereof with proceeds of such Tranche B Revolving Credit Loans).

          (b) The Lenders hereby waive until March 21, 1995 any Default or Event of Default that may occur and continue under subsection 11.1(g)(i) of the Credit Agreement as a result of the acceleration or potential acceleration of the Notes described in clause (ii) of the definition of "Existing Borrower Securities," by reason of any default under such Notes occurring as a result of the Borrower's execution and delivery of the Stock Pledge Agreement; provided that, if such Notes are accelerated, such waiver is given subject to the condition that such Notes are promptly (but in any case, not later than 5 Business Days after such acceleration) paid in full.

          4. Agreement of Required Lenders. The Required Lenders hereby consent to the Administrative Agent executing and delivering the modification to the Stock Pledge Agreement described in clause (ii) of the proviso of subsection 10.3(a) of the Credit Agreement (as amended by this Amendment).

          5. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Borrower and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

          6.   General.
               -------

          (a) Representation and Warranties. The Borrower hereby represents and warrants to the Agents and the Lenders as of the Amendment Effective Date that the representations and warranties made by the Borrower in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

          (b) No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          (c) Governing Law; Counterparts. (i) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (ii) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              SANTA FE PACIFIC CORPORATION


                              By: ______________________________________________
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY OF    NEW YORK


                              By: _____________________________________________
                                  Title:


                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION)


                              By: ______________________________________________
                                  Title:


                              CHEMICAL BANK


                              By: ______________________________________________
                                  Title:


                              PEARL STREET L.P.


                              By: ______________________________________________
                                  Title:

                              UNION BANK OF SWITZERLAND


                              By: ______________________________________________
                                  Title:


                              By: ______________________________________________
                                  Title:


                              BANK OF AMERICA ILLINOIS


                              By: ______________________________________________
                                  Title:


                              BANK OF MONTREAL


                              By: _____________________________________________
                                  Title:


                              CREDIT LYONNAIS, CHICAGO BRANCH


                              By: ______________________________________________
                                  Title:


                              CREDIT LYONNAIS, CAYMAN ISLANDS
                                BRANCH


                              By: ______________________________________________
                                  Title:

                              DAI-ICHI KANGYO BANK, LTD., CHICAGO
                                BRANCH


                              By: ______________________________________________
                                  Title:


                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: ______________________________________________
                                  Title:


                              NATIONAL WESTMINSTER BANK PLC


                              By: ______________________________________________
                                  Title:


                              NATIONAL WESTMINSTER BANK PLC,
                                NASSAU BRANCH


                              By: ______________________________________________
                                  Title:


                              THE NORTHERN TRUST COMPANY


                              By: ______________________________________________
                                  Title:


                              SOCIETE GENERALE, SOUTHWEST AGENCY


                              By: ______________________________________________
                                  Title:

                               TORONTO DOMINION (TEXAS), INC.


                              By: _____________________________________________
                                  Title:


                              THE FIRST NATIONAL BANK OF BOSTON


                              By: ______________________________________________
                                  Title:


                              THE BANK OF NEW YORK


                              By: ______________________________________________
                                  Title:


                              THE BANK OF TOKYO, LTD., DALLAS
                                AGENCY


                              By: _____________________________________________
                                  Title:


                              CIBC INC.


                              By: ______________________________________________
                                  Title:


                              FIRST BANK NATIONAL ASSOCIATION


                              By: ______________________________________________
                                  Title:

                              THE MITSUBISHI BANK, LIMITED


                              By: ______________________________________________
                                  Title:


                              SWISS BANK CORPORATION, CHICAGO
                                BRANCH


                              By: ______________________________________________
                                  Title:


                              By: ______________________________________________
                                  Title:


                              THE BANK OF NOVA SCOTIA


                              By: ______________________________________________
                                  Title:


                              BANQUE PARIBAS


                              By: ______________________________________________
                                  Title:


                              By: ______________________________________________
                                  Title:

                              COMMERZBANK AKTIENGESELLSCHAFT,
                                GRAND CAYMAN BRANCH


                              By: ______________________________________________
                                  Title:


                              By: ______________________________________________
                                  Title:


                              FIRST INTERSTATE BANK OF TEXAS N.A.


                              By: ______________________________________________
                                  Title:


                              FIRST UNION NATIONAL BANK OF
                                NORTH CAROLINA


                              By: _____________________________________________
                                  Title:


                              THE FUJI BANK, LIMITED


                              By: _____________________________________________
                                  Title:


                              THE INDUSTRIAL BANK OF JAPAN,
                                LIMITED, CHICAGO BRANCH


                              By: _____________________________________________
                                  Title:

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                LTD, CHICAGO BRANCH


                              By: ______________________________________________
                                  Title:


                              THE MITSUBISHI TRUST AND BANKING
                                CORPORATION


                              By: ______________________________________________
                                  Title:


                              MITSUI TRUST BANK (U.S.A.)


                              By: _____________________________________________
                                  Title:


                              THE NIPPON CREDIT BANK LTD.


                              By: _____________________________________________
                                  Title:


                              ROYAL BANK OF CANADA


                              By: ______________________________________________
                                  Title:


                              THE SAKURA BANK, LIMITED


                              By: ______________________________________________
                                  Title:

                              THE SANWA BANK LIMITED, DALLAS
                                AGENCY


                              By: ______________________________________________
                                  Title:


                              WESTDEUTSCHE LANDESBANK
                                GIROZENTRALE


                              By: ______________________________________________
                                  Title:


                              By: ______________________________________________
                                  Title:


                              BANK OF HAWAII


                              By: ______________________________________________
                                  Title:


                              BANCA COMMERCIALE ITALIANA,
                                CHICAGO BRANCH


                              By: _____________________________________________
                                  Title:


                              By: _____________________________________________
                                  Title:


                              CAISSE NATIONALE DE CREDIT AGRICOLE


                              By: ______________________________________________
                                  Title:

                              NBD BANK


                              By: ______________________________________________
                                  Title:


                              PNC BANK, NATIONAL ASSOCIATION


                              By: ______________________________________________
                                  Title:


                              THE SUMITOMO BANK, LIMITED,
                                CHICAGO BRANCH


                              By: ______________________________________________
                                  Title:


                              THE TOKAI BANK, LIMITED,
                                CHICAGO BRANCH


                              By: ______________________________________________
                                  Title:


                              YASUDA TRUST & BANKING CO., LTD.,
                                CHICAGO BRANCH


                              By: ______________________________________________
                                  Title: